Income taxes	6 Months Ended
Apr. 30, 2025
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Income taxes

Note 9 Income taxes
Tax examinations and assessments
During the second quarter of 2025, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA) in respect of the 2020 taxation year, which suggested that Royal Bank of Canada owes additional taxes of approximately $411 million as the CRA denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments as described in
Note 21 of our audited 2024 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.
Pillar Two legislation
The Organisation for Economic Co-operation and Development’s two-pillar plan includes a 15% global minimum corporate tax on certain multinational enterprises (Pillar Two). Pillar Two legislation in certain countries in which RBC operates became effective for us beginning November 1, 2024, including the Global Minimum Tax Act (GMTA) in Canada, which increased RBC’s effective tax rate by approximately 1.6% for the three and six months ended April 30, 2025.